                                                                    EXHIBIT 10.1



                           Dated as of March 8, 2002





                             VALE OVERSEAS LIMITED,
                                   as Pledgor

                                      and


                              JPMORGAN CHASE BANK,
                                as Secured Party

                                      and

                              JPMORGAN CHASE BANK,
                      as Bank and Securities Intermediary


                           ACCOUNT CONTROL AGREEMENT











                                                  LINKLATERS
                                                  1345 Avenue of the Americas
                                                  19th Floor
                                                  New York, NY 10105

                                                  Telephone: (212)424-9000
                                                  Facsimile: (212)424-9100

                                                  Ref: REO/REXW


                                                  LINKLATEERS & ALLIANCE
                                                  Linklates is a member
                                                  firm of Linklaters & Alliance
                                                  a non-partnership association

This Account Control Agreement is dated as of March 8, 2002 among Vale Overseas Limited, a Cayman Islands exempted company incorporated with limited liability (the "Pledgor"), JPMorgan Chase Bank, a banking corporation organized under the laws of the State of New York, as Trustee under the Indenture (defined below) (in its capacity as such, the "Secured Party") and as bank and securities intermediary (in its capacity as such, the "Intermediary") (the "Agreement").

Recitals

(A) The Pledgor has granted a security interest in the Collateral (as defined in the Supplemental Indenture) in favor of the Secured Party; and

(B) In order to perfect the security interest granted by the Pledgor with respect to the Collateral, the parties hereto have entered into this Account Control Agreement.

1    Definitions

     Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned in the Indenture dated as of March 8, 2002 (the "Base Indenture"), as supplemented by a first supplemental indenture dated as of March 8, 2002 (the "Supplemental Indenture," and collectively with the Base Indenture, the "Indenture") among the Pledgor, Companhia Vale Do Rio Doce, as guarantor, and the Secured Party, as Trustee.

      "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

2    Establishment of Reserve Account

     The Intermediary hereby agrees to act as securities intermediary and confirms and agrees that:

     2.1 The Intermediary has established account number 161600 in the name "JPMorgan Chase Bank, as Trustee FBO Holders of Vale Overseas Limited U.S.$300,000,000 8.625% Enhanced Guaranteed Notes Due 2007 Reserve Account" (such account and any successor account thereto, the "Reserve Account") and the Intermediary shall not change the name or account number of the Reserve Account without the prior written consent of the Secured Party;

    2.2 All securities and other property underlying any financial assets credited to the Reserve Account shall be in the name of the Intermediary and in no case will any funds credited to the Reserve Account be in the name of the Pledgor or payable to the order of the Pledgor except to the extent the foregoing have been specially indorsed to the Secured Party or in blank;

    2.3 All property delivered to the Intermediary pursuant to the Indenture will be promptly credited to the Reserve Account, as specified;

    2.4 The Reserve Account is an account to which financial assets are or may be credited, and the Intermediary shall treat the Pledgor as entitled to exercise the rights that comprise any financial assets credited to the Reserve Account; and

    2.5 The Intermediary is a securities intermediary within the meaning of UCC Section 8-102(a)(14) or a bank within the meaning of UCC Section 9-104.


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3   "Financial Assets" Election

    The Intermediary hereby agrees that each item of property (whether including, without limitation, any investment property, financial assets, securities, instruments, general intangibles or cash) credited to the Reserve Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

4   Entitlement Orders

    4.1 The Secured Party exclusively may at any time in accordance with the Indenture (a) direct the transfer or redemption of, and give any entitlement orders (as defined in Section 8-102(a)(8) of the UCC) with respect to, any financial asset relating to the Reserve Account without further consent by the Pledgor or any other Person and (b) instruct the Intermediary to dispose of the funds in the Reserve Account without further consent by the Pledgor or any other Person.

    4.2 Irrespective of any other provision herein or in any other agreement, the Intermediary agrees to comply with all (a) entitlement orders issued by the Secured Party with respect to the Reserve Account and any property held therein and (b) instructions originated by the Secured Party directing disposition of the funds in the Reserve Account, in each case without further consent by the Pledgor or any other Person

    4.3 The Pledgor shall not have the right to issue any entitlement orders or originate any instructions directing disposition of the funds in the Reserve Account with respect to any financial assets or any other property held in or credited to the Reserve Account.

5   Subordination of Lien, Waiver of Set-Off

    In the event that the Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Reserve Account or any security entitlement credited thereto, the Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Secured Party. The financial assets and other items deposited to the Reserve Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Party (except that the Intermediary may set off the face amount of any amounts which have been credited to the Reserve Account but are subsequently returned unpaid because of uncollected or insufficient funds).

6   Choice of Law

    Both this Agreement and the Reserve Account shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Intermediary's jurisdiction and the Reserve Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.


                                      -2-

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7   Conflict with Other Agreements

    7.1 In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

    7.2 No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

    7.3   The Intermediary hereby confirms and agrees that:

          7.3.1 There are no other agreements entered into between the Intermediary and the Pledgor with respect to the Reserve Account except for the Indenture;

          7.3.2 It has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Reserve Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

          7.3.3 It has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Pledgor or the Secured Party purporting to limit or condition the obligation of the Intermediary to comply with entitlement orders as set forth in Section 4 hereof.

8   Adverse Claims

    Except for the claims and interest of the Secured Party and of the Pledgor in the Reserve Account, the Intermediary does not know of any claim to, or interest in, the Reserve Account or in any "financial asset" (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment judgment, warrant of attachment, execution or similar process) against the Reserve Account or in any financial asset carried therein, the Intermediary will, after becoming aware thereof, promptly notify the Secured Party and the Pledgor thereof.

9   Maintenance of the Reserve Account

    In addition to, and not in lieu of, the obligation of the Intermediary to honor entitlement orders as agreed in Section 4 hereof, the Intermediary agrees to maintain the Reserve Account and promptly send copies of all statements, confirmations and other correspondence concerning the Reserve Account and/or any financial assets credited thereto to each of the Pledgor and the Secured Party at the address set forth for each in Section 13 of this Agreement.

10    Representations, Warranties and Covenants of the Intermediary

      The Intermediary hereby makes the following representations, warranties and covenants:

      10.1 The Reserve Account has been established as set forth in Section 2 above and the Reserve Account will be maintained in the manner set forth herein until termination of this Agreement.

      10.2 This Agreement is the valid and legally binding obligation of the Intermediary.

11    Indemnification of Intermediary

      The Pledgor and the Secured Party hereby agree that (a) the Intermediary is released from any and all liabilities to the Pledgor and the Secured Party arising from the terms of this Agreement and the compliance of the Intermediary with the terms hereof (save for clause 5), except to the extent that such liabilities arise from the Intermediary's gross negligence and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Intermediary with the terms hereof, except to the extent that such arises from the Intermediary's gross negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same. This Section 11 shall survive the termination of this Agreement.

12    Successors, Assignment

      The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.

13    Notices

      Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

      Pledgor:

      Companhia Vale do Rio Doce
      Avenida Graca Aranha, 26 - 17th Floor
      Rio de Janeiro, RJ - Brazil
      20005-900

      Telephone no:   55-21-3814-4726
      Fax no:         55-21-3814-4679
      Attention:      CVRD Financial Director



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

      Secured Party:

      JPMorgan Chase Bank
      450 West 33rd Street, 15th Floor
      New York, NY 10001-2697

      Attention:    Institutional Trust Services

      Intermediary:

      JPMorgan Chase Bank
      450 West 33rd Street, 15th Floor
      New York, NY 10001-2697
      Attention:    Institutional Trust Services

      or at such other address or facsimile number as shall have been furnished in writing by any person described above to the party required to give notice hereunder.

14    Termination

      The obligations of the Intermediary to the Secured Party pursuant to this Agreement shall continue in effect until the security interests of the Secured Party in the Reserve Account have been terminated pursuant to the terms of the Indenture and the Secured Party has notified the Intermediary of such termination in writing. The Secured Party agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Intermediary upon the request of the Pledgor on or after the termination of the Secured Party's security interest in the Reserve Account. The termination of this Agreement shall not terminate the Reserve Account or alter the obligations of the Intermediary and the Pledgor to each other pursuant to any other agreement with respect to the Reserve Account.

15    Jurisdiction; Waiver of Immunity; Appointment of Process Agent

      Each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of any New York State or United States federal court sitting in the Borough of Manhattan, the City of New York and of any court of its own corporate domicile, with respect to any proceedings arising out of or relating to this Agreement. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceedings brought in such a court and any claim that any such proceedings brought in such a court have been brought in an inconvenient forum. Each of the parties hereto hereby waives any rights to which it may be entitled on account of place of residence or domicile. To the extent that the Pledgor has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process with respect to itself or its property, the Pledgor irrevocably waives, to the fullest extent permitted by law, such immunity in respect of its obligations hereunder. The Pledgor agrees that final judgment in any such Proceedings brought in such a court shall be conclusive and binding on it and may be enforced in any court to the jurisdiction of which the Pledgor is subject by a suit upon such judgment or in any manner provided by law, provided that service of process is effected upon the Pledgor as permitted by law. The Pledgor hereby irrevocably waives, to the fullest extent permitted by law, any requirement or other provision of law, rule, regulation or practice which requires or otherwise establishes as a condition to the institution, prosecution or completion of any proceedings (including appeals) arising out of or relating to this Agreement, the posting of any bond or the furnishing, directly or indirectly, of any Note.

      The Pledgor hereby designates and appoints Rio Doce America, Inc. ("RDA") located at 546 5th Avenue, 12th Floor, New York, New York, 10036, as its authorized agent upon which process may be served in any legal suit, action or proceeding arising out of or relating to this Agreement which may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, New York, and agrees that service of process upon such agent, and written notice of said service to the Pledgor by the person serving the same, shall be deemed in every respect effective service of process upon the Pledgor in any such suit, action or proceeding and further designates the domicile of RDA specified above and any domicile RDA may have in the future as its domicile to receive service of process. If for any reason RDA (or any successor agent for this purpose) shall cease to act as agent for service of process as provided above, the Pledgor will promptly appoint a successor agent for this purpose reasonably acceptable to the Trustee. The Pledgor agrees to take any and all actions as may be necessary to maintain such designation and appointment of such agent in full force and effect.

16    Counterparts

      This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

VALE OVERSEAS LIMITED, as Pledgor


By: /s/ Jorge Tadeu Moura Pinho
    ---------------------------------------
    Name: Jorge Tadeu Moura Pinho
    Title: Attorney


By: /s/ Bernadeth Vieira de Souza
    ---------------------------------------
    Name: Bernadeth Vieira de Souza
    Title: Attorney


JPMORGAN CHASE BANK, as Secured Party


By: /s/ Lesley Daley
   ----------------------------------------
   Name: Lesley Daley
   Title: Trust Officer



Sworn to before me this 8th day of March, 2002.

/s/ James M. Foley
-------------------------------------------
Notary Public


JPMORGAN CHASE BANK, as Intermediary


By: /s/ Lesley Daley
   ----------------------------------------
   Name: Lesley Daley
   Title: Trust Officer



Sworn to before me this 8th day of March, 2002.

/s/ James M. Foley
-------------------------------------------
Notary Public

                                   Exhibit A

                         [Letterhead of Secured Party]

[Date]

JPMorgan Chase Bank
450 West 33rd Street, 15th Floor
New York, NY  10001-2697

Attention: Institutional Trust Services


Ladies and Gentlemen:

Re: Termination of Control Agreement

You are hereby notified that the Account Control Agreement between you, Vale Overseas Limited and the undersigned dated March 8, 2002 (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Reserve Account 161600 from Vale Overseas Limited. This notice terminates any obligations you may have to the undersigned with respect to such accounts; however, nothing contained in this notice shall alter any obligations which you may otherwise owe to Vale Overseas Limited pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to Vale Overseas Limited.

Very truly yours,



JPMORGAN CHASE BANK



By: _______________________
    Name:
    Title:


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